    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 3, 1997


                                                      REGISTRATION NO. 333-36847
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                               AMENDMENT NO. 3 TO
                                   FORM S-11

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                          GOLF TRUST OF AMERICA, INC.
      (Exact Name of Registrant as Specified in its Governing Instruments)
                               ------------------
                             14 North Adger's Wharf
                        Charleston, South Carolina 29401
                                 (803) 723-4653
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                               ------------------
                              W. Bradley Blair, II
                            Chief Executive Officer
                          Golf Trust of America, Inc.
                             14 North Adger's Wharf
                        Charleston, South Carolina 29401
                                 (803) 723-4653
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                               ------------------
                                   COPIES TO:

         PETER T. HEALY, ESQ.                     DAVID C. WRIGHT, ESQ.
        O'Melveny & Myers LLP                       Hunton & Williams
    275 Battery Street, Suite 2600                 951 East Byrd Street
   San Francisco, California 94111               Richmond, Virgina 23219
            (415) 984-8833                            (804)788-8200

                               ------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                               ------------------

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 30. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

    Not Applicable

ITEM 31. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the costs and expenses, payable by the Company in connection with the sale of Common Stock being registered. All amounts are estimates except the SEC registration fee, the NASD filing fee and the American Stock Exchange listing fees.


                                                                             AMOUNT TO BE PAID
                                                                             -----------------
SEC Registration fee.......................................................    $      28,227
NASD filing fee............................................................            9,815
American Stock Exchange listing fees.......................................           17,500
Printing and engraving.....................................................          350,000
Legal fees and expenses of the Company.....................................          300,000
Accounting fees and expenses...............................................          227,500
Transfer Agent and Registrar fees..........................................            2,500
Miscellaneous..............................................................           24,458
                                                                             -----------------
  Total....................................................................    $     960,000
                                                                             -----------------
                                                                             -----------------


ITEM 32. SALES TO SPECIAL PARTIES.

    See Item 33 below.

ITEM 33. RECENT SALES OF UNREGISTERED SECURITIES


    On November 11, 1996, one share of Common Stock was issued by the Company to C.A. Hooks, Jr. This issuance of Common Stock was effected in reliance upon an exemption from registration under Section 4(2) of the Securities Act as a transaction not involving a public offering. On November 11, 1996 (i) 12,500 OP Units were issued by the Operating Partnership to W. Bradley Blair, II, (ii) 12,500 OP Units were issued to David J. Dick and (iii) 3,750 OP Units were issued to James Hoppenrath. On February 12, 1997 the Operating Partnership issued 4,135,356 OP Units to the Prior Owners in exchange for their interests in the Initial Golf Courses. One June 23, 1997 the Company sold 159,326 shares of Common Stock and the Operating Partnership sold 274,039 OP Units to Golf Hosts, Inc. On August 18, 1997 the Company issued 21,429 shares of Common Stock to Granite Golf in connection with the acquisition of Tiburon Golf Club. On September 2, 1997 the Operating Partnership issued 121,529 OP Units to the Prior Owner of Raintree Country Club in exchange for its interest in the Raintree Country Club. On September 19, 1997, the Company sold 70,000 shares of Common Stock to its executive officers pursuant to the New Stock Incentive Plan. On September 30, 1997, the Company issued 70,158 OP Units to the Prior Owner of Eagle Watch. On October 17, 1997, the Company issued 19,231 OP Units to the Prior Owner of Club of the Country. These issuances were effected in reliance upon an exemption from registration under Section 4(2) of the Securities Act as a transaction not involving a public offering.


ITEM 34. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Section 2-418 of the Maryland General Corporation Law (the "MGCL") empowers the Company to indemnify, subject to the standards set forth therein, any person who is a party in any action in connection with any action, suit or proceeding brought or threatened by reason of the fact that the person was a director, officer, employee or agent of such company, or is or was serving as such with respect to another entity at the request of such company. The MGCL also provides that the Company may purchase insurance on behalf of any such director, officer, employee or agent.

    Maryland law provides for indemnification of the officers and directors of the Company substantially identical in scope to that permitted under Section 2-418 of the MGCL. The Bylaws of the Company also provide that the expenses of officers and directors incurred in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the company and (b) a written undertaking by or on behalf of the director or officer to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that the officer or director is not entitled to be indemnified by the Company.

    The Company has agreed to indemnify its directors and officers to the fullest extent permitted by applicable provisions of the MGCL, provided that any settlement of a third party action against a director or officer is approved by the Company, and subject to limitations for actions initiated by the director or officer, penalties paid by insurance, and violations of Section 16(b) of the Securities Exchange Act of 1934, as amended, and similar laws.

    Pursuant to the Underwriting Agreement, the Registrant has agreed to indemnify the Underwriters against certain liabilities which may be incurred in connection with the Offering made by this Prospectus forming a part of this Registration Statement, including liabilities under the Securities Act, and the Underwriters have agreed to indemnify the Company and its officers and directors against certain similar liabilities.

    The Company's Charter limits the liability of the Company's directors and officers for money damages to the Company and its stockholders to the fullest extent permitted from time to time by Maryland law. Maryland law presently permits the liability of directors and officers to a corporation or its stockholders for money damages to be limited, except (i) to the extent that it is proved that the director or officer actually received an improper benefit or profit or (ii) if a judgment or other final adjudication is entered in a proceeding based on a finding that the director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. This provision does not limit the ability of the Company or its stockholders to obtain other relief, such as an injunction or rescission.

ITEM 35. TREATMENT OF PROCEEDS FROM STOCK BEING REGISTERED.

    Not applicable.


                                EXPLANATORY NOTE



    This Registration Statement is being filed pursuant to Item 601 of Regulation S-K under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-11 (Commission File No. 333-36847) filed by Golf Trust of America, Inc. (the "Company") with the Securities and Exchange Commission ("Commission") on September 30, 1997, as amended by Amendment No. 1 to Registration Statement on Form S-11, filed by the Company with the Commission on October 9, 1997, as amended by Amendment No. 2 to Registration Statement, filed by the Company with the Commission on November 3, 1997, are incorporated herein by reference.


ITEM 36. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS.

   Index included at page F-1 to F-4

(b) EXHIBITS


EXHIBIT NO.
-------------
 1.1*          Form of Underwriting Agreement.

 3.1           Articles of Amendment and Restatement of the Company, as filed with the State Department of
               Assessments and Taxation of Maryland on January 31, 1997, (previously filed as Exhibit 3.1A to the
               Company's Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 2
               (filed January 30, 1997) and incorporated herein by reference).

 3.2           Bylaws of the Company as currently in effect (previously filed as Exhibit 3.2 to the Company's
               Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January
               15, 1997) and incorporated herein by reference).

 5.1*          Opinion of Ballard Spahr Andrews & Ingersoll as to legality of the shares being registered.

 8.1*          Opinion of O'Melveny & Myers LLP as to certain tax matters.

10.1.0         First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the
               "Partnership Agreement") (previously filed as Exhibit 10.1 to the Company's Annual Report on Form
               10-K (Commission File No. 000-22091), filed March 31, 1997, and incorporated herein by reference).

10.1.1*        Exhibit A to the Partnership Agreement, as revised through the date hereof.

10.2.0         Form of Participating Lease between the Operating Partnership and the Lessees relating to the
               Initial Courses (previously filed as Exhibit 10.2 to the Company's Registration Statement on Form
               S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January 15, 1997) and incorporated herein by reference).

10.2.1         Schedule of material differences among the Participating Leases for the Initial Courses (included in lieu of the full text of each lease pursuant to Instruction 2 to Item 601 of Regulation S-K)
               (previously filed as Exhibit 10.2.1 to the Company's Annual Report on Form 10-K (Commission File
               No. 000-22091), filed March 31, 1997, and incorporated herein by reference).

10.3           Option to Purchase and Right of First Refusal Agreement between (i) the Company and the Operating
               Partnership and (ii) Larry D. Young dated as of February 12, 1997 (previously filed as Exhibit 10.3 to the Company's Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No.
               2 (filed January 30, 1997) and incorporated herein by reference).

10.4.0         Form of Contribution and Leaseback Agreement between the Operating Partnership and the Prior Owners relating to the Initial Courses (previously filed as Exhibit 10.4 to the Company's Registration
               Statement on Form S-11 (Commission File No. 333-15965) (filed November 12, 1996) and incorporated herein by reference).

10.4.1         Schedule of material differences among the Contribution and Leaseback Agreements relating to the
               Initial Courses (included in lieu of the full text of each agreement pursuant to Instruction 2 to
               Item 601 of Regulation S-K)(previously filed as Exhibit 10.4.1 to the Company's Annual Report on
               Form 10-K (Commission File No. 000-22091), filed March 31, 1997, and incorporated herein by reference).

10.4.2*        Contribution and Leaseback Agreement, dated as of August 29, 1997, by and among John J. Rainieri,
               Sr., Betty Rainieri and Raintree Country Club, Inc. and Golf Trust of America, L.P.

EXHIBIT NO.
-------------
10.5*          Purchase and Sale Agreement, dated as of May 19, 1997, by and between Tiburon Limited Partnership, as seller, and Granite Golf Group, Inc., as buyer.

10.6*          Assignment and Assumption of Purchase and Sale Agreement, dated as of August 18, 1997, by and among
               Granite Golf Group, Inc., as assignor, and Golf Trust of America, L.P., as assignee.

10.7           Credit Agreement, dated as of June 20, 1997, by and among Golf Trust of America, L.P., as Borrower,
               Golf Trust of America, Inc., GTA GP, Inc. and GTA LP, Inc., as Guarantors, the Lenders referred to therein, and NationsBank N.A., as Agent (previously filed as Exhibit 10.1 to the Company's Current
               Report on Form 8-K, dated June 20, 1997 and filed August 12, 1997, and incorporated herein by reference).

10.8           Loan Agreement, dated as of June 20, 1997, by and between Golf Host Resorts, Inc., as Borrower, and
               Golf Trust of America, L.P., as Lender (previously filed as Exhibit 10.2 to the Company's Current
               Report on Form 8-K, dated June 20, 1997 and filed August 12, 1997, and incorporated herein by reference).

10.9           1997 Non-Employee Directors' Plan (previously filed as Exhibit 10.7 to the Company's Registration
               Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January 15, 1997) and incorporated herein by reference).

10.10          Golf Trust of America, Inc. 1997 Stock Incentive Plan of the Company (previously filed as Exhibit
               10.6 to the Company's Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment
               No. 1 (filed January 15, 1997) and incorporated herein by reference).

10.11          Golf Trust of America, Inc. 1997 Stock-Based Incentive Plan (the New Stock Incentive Plan)
               (previously filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q (Commission File
               No. 000-22091), filed August 15, 1997, and incorporated herein by reference).

10.12          Form of Nonqualified Stock Option Agreement for use under the New Stock Incentive Plan (previously filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q (Commission File No.
               000-22091), filed August 15, 1997, and incorporated herein by reference).

10.13          Form of Employee Incentive Stock Option Agreement for use under the New Stock Incentive Plan
               (previously filed as Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q (Commission File
               No. 000-22091), filed August 15, 1997, and incorporated herein by reference).

10.14*         General Provisions Applicable to Restricted Stock Awards Granted Under the New Stock Incentive
               Plan.

10.15*         Form of Restricted Stock Award Agreement for use under the New Stock Incentive Plan.

10.16          Employment Agreement between the Company and W. Bradley Blair, II dated February 7, 1997
               (previously filed as Exhibit 10.7 to the Company's Annual Report on Form 10-K (Commission File No.
               000-22091), filed March 31, 1997, and incorporated herein by reference).

10.17*         Amended and Restated Employment Agreement between the Company and David J. Dick, dated July 25,
               1997.

EXHIBIT NO.
-------------
10.18*         Amended and Restated Employment Agreement between the Company and Scott D. Peters, dated July 25,
               1997.
16.1           Letter of Price Waterhouse LLP, former independent accountants of the Company (previously filed as
               Exhibit 16.1 to the Company's amended Current Report on Form 8-K dated February 26, 1997 (filed
               March 17, 1997) and incorporated herein by reference).
21.1           List of Subsidiaries of the Company (previously filed as Exhibit 22.1 to the Company's Registration
               Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January 15, 1997) and incorporated herein by reference).
23.1*          Consent of BDO Seidman LLP.
23.2*          Consent of Coopers & Lybrand L.L.P.
23.3**         Consent of Arthur Andersen, LLP.
23.4*          Consent of Crowe, Chizek and Company LLP.
23.5           Consent of Ballard Spahr Andrews & Ingersoll (included within the opinion filed as Exhibit 5.1).
23.6           Consent of O'Melveny & Myers LLP (included within the opinion filed as Exhibit 8.1).
24.1           Powers of Attorney.


------------

*   Previously Filed.


**  Filed Herewith.


ITEM 37. UNDERTAKINGS

    The undersigned Registrant hereby undertakes to provide to the Underwriters at the closing specified in the Underwriting Agreement, certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 33 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus as filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of the registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each posteffective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charleston, state of South Carolina, on November 3, 1997.


                                GOLF TRUST OF AMERICA, INC.

                                By:           /s/ W. BRADLEY BLAIR, II
                                     -----------------------------------------
                                                W. Bradley Blair, II
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

   /s/ W. BRADLEY BLAIR, II     President, Chief Executive
------------------------------   Officer and Chairman of     November 3, 1997
     W. Bradley Blair, II        the Board of Directors

      /s/ DAVID J. DICK
------------------------------  Executive Vice President     November 3, 1997
        David J. Dick            and Director

     /s/ SCOTT D. PETERS
------------------------------  Senior Vice President and    November 3, 1997
       Scott D. Peters           Chief Financial Officer

     /s/ LARRY D. YOUNG*
------------------------------  Director                     November 3, 1997
        Larry D. Young

     /s/ ROY C. CHAPMAN*
------------------------------  Director                     November 3, 1997
        Roy C. Chapman

    /s/ RAYMOND V. JONES*
------------------------------  Director                     November 3, 1997
       Raymond V. Jones

      /s/ FRED W. REAMS*
------------------------------  Director                     November 3, 1997
        Fred W. Reams

      /s/ EDWARD L. WAX*
------------------------------  Director                     November 3, 1997
        Edward L. Wax



By:     /s/ W. BRADLEY BLAIR,
                 II
      -------------------------
        W. Bradley Blair, II
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

    Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.


EXHIBIT NO.  DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------------
       1.1*  Form of Underwriting Agreement.

       3.1   Articles of Amendment and Restatement of the Company, as filed with the State Department of
             Assessments and Taxation of Maryland on January 31, 1997, (previously filed as Exhibit 3.1A to the
             Company's Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 2 (filed
             January 30, 1997) and incorporated herein by reference).

       3.2   Bylaws of the Company as currently in effect (previously filed as Exhibit 3.2 to the Company's
             Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January 15,
             1997) and incorporated herein by reference).

       5.1*  Opinion of Ballard Spahr Andrews & Ingersoll as to legality of the shares being registered.

       8.1*  Opinion of O'Melveny & Myers LLP as to certain tax matters.

    10.1.0   First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the
             "Partnership Agreement") (previously filed as Exhibit 10.1 to the Company's Annual Report on Form 10-K
             (Commission File No. 000-22091), filed March 31, 1997, and incorporated herein by reference).

    10.1.1*  Exhibit A to the Partnership Agreement, as revised through the date hereof.

    10.2.0   Form of Participating Lease between the Operating Partnership and the Lessees relating to the Initial
             Courses (previously filed as Exhibit 10.2 to the Company's Registration Statement on Form S-11
             (Commission File No. 333-15965) Amendment No. 1 (filed January 15, 1997) and incorporated herein by reference).

    10.2.1   Schedule of material differences among the Participating Leases for the Initial Courses (included in lieu of the full text of each lease pursuant to Instruction 2 to Item 601 of Regulation S-K)
             (previously filed as Exhibit 10.2.1 to the Company's Annual Report on Form 10-K (Commission File No.
             000-22091), filed March 31, 1997, and incorporated herein by reference).

      10.3   Option to Purchase and Right of First Refusal Agreement between (i) the Company and the Operating
             Partnership and (ii) Larry D. Young dated as of February 12, 1997 (previously filed as Exhibit 10.3 to the Company's Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 2
             (filed January 30, 1997) and incorporated herein by reference).

    10.4.0   Form of Contribution and Leaseback Agreement between the Operating Partnership and the Prior Owners relating to the Initial Courses (previously filed as Exhibit 10.4 to the Company's Registration
             Statement on Form S-11 (Commission File No. 333-15965) (filed November 12, 1996) and incorporated herein by reference).

    10.4.1   Schedule of material differences among the Contribution and Leaseback Agreements relating to the
             Initial Courses (included in lieu of the full text of each agreement pursuant to Instruction 2 to Item
             601 of Regulation S-K) (previously filed as Exhibit 10.4.1 to the Company's Annual Report on Form 10-K
             (Commission File No. 000-22091), filed March 31, 1997, and incorporated herein by reference).

    10.4.2*  Contribution and Leaseback Agreement, dated as of August 29, 1997, by and among John J. Rainieri, Sr.,
             Betty Rainieri and Raintree Country Club, Inc. and Golf Trust of America, L.P.

      10.5*  Purchase and Sale Agreement, dated as of May 19, 1997, by and between Tiburon Limited Partnership, as seller, and Granite Golf Group, Inc., as buyer.

      10.6*  Assignment and Assumption of Purchase and Sale Agreement, dated as of August 18, 1997, by and among
             Granite Golf Group, Inc., as assignor, and Golf Trust of America, L.P., as assignee.

EXHIBIT NO.  DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------------
      10.7   Credit Agreement, dated as of June 20, 1997, by and among Golf Trust of America, L.P., as Borrower,
             Golf Trust of America, Inc., GTA GP, Inc. and GTA LP, Inc., as Guarantors, the Lenders referred to therein, and NationsBank N.A., as Agent (previously filed as Exhibit 10.1 to the Company's Current
             Report on Form 8-K, dated June 20, 1997 and filed August 12, 1997, and incorporated herein by reference).

      10.8   Loan Agreement, dated as of June 20, 1997, by and between Golf Host Resorts, Inc., as Borrower, and
             Golf Trust of America, L.P., as Lender (previously filed as Exhibit 10.2 to the Company's Current
             Report on Form 8-K, dated June 20, 1997 and filed August 12, 1997, and incorporated herein by reference).

      10.9   1997 Non-Employee Directors' Plan (previously filed as Exhibit 10.7 to the Company's Registration
             Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January 15, 1997) and incorporated herein by reference).

     10.10   Golf Trust of America, Inc. 1997 Stock Incentive Plan of the Company (previously filed as Exhibit 10.6 to the Company's Registration Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1
             (filed January 15, 1997) and incorporated herein by reference).

     10.11   Golf Trust of America, Inc. 1997 Stock-Based Incentive Plan (the "New Stock Incentive Plan")
             (previously filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q (Commission File No.
             000-22091), filed August 15, 1997, and incorporated herein by reference).

     10.12   Form of Nonqualified Stock Option Agreement for use under the New Stock Incentive Plan (previously filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q (Commission File No. 000-22091),
             filed August 15, 1997, and incorporated herein by reference).

     10.13   Form of Employee Incentive Stock Option Agreement for use under the New Stock Incentive Plan
             (previously filed as Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q (Commission File No.
             000-22091), filed August 15, 1997, and incorporated herein by reference).

     10.14*  General Provisions Applicable to Restricted Stock Awards Granted Under the New Stock Incentive Plan.

     10.15*  Form of Restricted Stock Award Agreement for use under the New Stock Incentive Plan.

     10.16   Employment Agreement between the Company and W. Bradley Blair, II dated February 7, 1997 (previously filed as Exhibit 10.7 to the Company's Annual Report on Form 10-K (Commission File No. 000-22091),
             filed March 31, 1997, and incorporated herein by reference).

     10.17*  Amended and Restated Employment Agreement between the Company and David J. Dick, dated July 25, 1997.

     10.18*  Amended and Restated Employment Agreement between the Company and Scott D. Peters, dated July 25,
             1997.

      16.1   Letter of Price Waterhouse LLP, former independent accountants of the Company (previously filed as
             Exhibit 16.1 to the Company's amended Current Report on Form 8-K dated February 26, 1997 (filed March
             17, 1997) and incorporated herein by reference).

      21.1   List of Subsidiaries of the Company (previously filed as Exhibit 22.1 to the Company's Registration
             Statement on Form S-11 (Commission File No. 333-15965) Amendment No. 1 (filed January 15, 1997) and incorporated herein by reference).

      23.1*  Consent of BDO Seidman LLP.

      23.2*  Consent of Coopers & Lybrand LLP.
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
EXHIBIT NO.  DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------------
      23.3** Consent of Arthur Andersen, LLP.

      23.4*  Consent of Crowe, Chizek and Company LLP.

      23.5   Consent of Ballard Spahr Andrews & Ingersoll (included within the opinion filed as Exhibit 5.1).

      23.6   Consent of O'Melveny & Myers LLP (included within the opinion filed as Exhibit 8.1).

      24.1*  Powers of Attorney.


------------

 *  Previously filed.


**  Filed herewith.